Trade and other receivables	6 Months Ended
Jun. 30, 2024
Trade and other receivables
Trade and other receivables

8Trade and other receivables

	June 30,	December 31,
	2024	2023
	£ 000	£ 000
R&D tax relief receivable	7,251	16,416
Government grants and VAT receivable	5,824	4,060
Prepayments	6,175	5,062
Other receivables	808	875
	20,058	26,413

Included within R&D tax relief receivable is £6,511 thousand for R&D tax relief claimed under the HMRC SME Scheme (December 31, 2023: £15,838 thousand) and £740 thousand claimed under the HMRC RDEC scheme (December 31, 2023: £578 thousand).

Expected credit losses were not significant in 2024 or 2023. The Group’s exposure to credit and market risks, including impairments and allowances for credit losses, relating to trade and other receivables is disclosed in note 15 Financial risk management and impairment of financial assets.